UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2009

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.       Entry Into a Material Definitive Agreement.

On March 27, 2009, The Empire District Electric Company (the “Company”) issued $75 million aggregate principal amount of First Mortgage Bonds, 7.00% Series due 2024 (the “Bonds”).

The Bonds were offered and sold pursuant to the shelf registration statement on Form S-3 (File Nos. 333-152729 under the Securities Act) filed with the U.S. Securities and Exchange Commission (the “Commission”), which became effective on August 15, 2008, and a prospectus supplement dated as of March 20, 2009.  The Bonds were sold pursuant to a Purchase Agreement dated as of March 20, 2009 among Banc of America Securities LLC, Edward D. Jones & Co., L.P., Incapital LLC and the Company.

The Company will pay interest on the Bonds at the rate of 7.00% per annum payable monthly on the first day of each month, beginning May 1, 2009.  The Bonds will mature on April 1, 2024.

The Company may redeem some or all of the Bonds at any time and from time to time, on or after April 1, 2012 and before their maturity date, at the Company’s option, at 100% of the principal amount of the Bonds, together with accrued and unpaid interest, if any, to the redemption date.  In addition, the Company will be required to redeem the Bonds at the option of the representative of any deceased beneficial owner (subject to certain limitations and conditions) at 100% of the principal amount of the Bonds, together with accrued and unpaid interest.

The terms of the Bonds are set forth in the Thirty-Fourth Supplemental Indenture of Mortgage and Deed of Trust dated as of March 27, 2009, by and among the Company and The Bank of New York Mellon Trust Company, N.A., as principal trustee, and UMB Bank & Trust, N.A., as Missouri trustee.

The proceeds of the Bonds will be used to repay short-term debt which was incurred, in part, to fund our current construction program.

Attached as Exhibit 4.1 to this current report, and incorporated herein by reference, is the Thirty-Fourth Supplemental Indenture of Mortgage and Deed of Trust dated as of March 27, 2009.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03         Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.        Other Events.

On March 27, 2009, Spencer, Scott & Dwyer, P.C., counsel to the Company, issued an opinion and consent (attached hereto as Exhibit 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Bonds.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.        Financial Statements and Exhibits.

(d)           Exhibits

4.1
Thirty-Fourth Supplemental Indenture, dated as of March 27, 2009, to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, among the Company, The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A.

5.1
Opinion of Spencer, Scott & Dwyer, P.C., regarding the legality of the Bonds. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-152729), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of Spencer, Scott & Dwyer, P.C. (included in Exhibit 5.1 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By: /s/ Gregory A. Knapp Name: Gregory A. Knapp Title: Vice President - Finance & Chief Financial Officer

Dated:  March 30, 2009

EXHIBIT INDEX

Exhibit Number	Description
4.1
Thirty-Fourth Supplemental Indenture, dated as of March 27, 2009, to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, among the Company, The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A.

5.1
Opinion of Spencer, Scott & Dwyer, P.C., regarding the legality of the Bonds. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-152729), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of Spencer, Scott & Dwyer, P.C. (included in Exhibit 5.1 above).